EXHIBIT 99.4

Accrued Interest Date:                                 Collection Period Ending:
26-Aug-02                                                             31-Aug-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Sep-02                                                                     4

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Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,401,763,032    $1,209,298,228
     Reserve Account                                                       $14,017,630       $24,185,965
     Yield Supplement Overcollateralization                                 $6,397,885        $5,538,474
     Class A-1 Notes                                                      $311,000,000      $119,394,607
     Class A-2 Notes                                                      $358,426,000      $358,426,000
     Class A-3 Notes                                                      $446,779,000      $446,779,000
     Class A-4 Notes                                                      $251,253,000      $251,253,000
     Class B Notes                                                         $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                  $1,254,267,101
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $26,682,626
               Receipts of Pre-Paid Principal                              $18,182,442
               Liquidation Proceeds                                            $46,081
               Principal Balance Allocable to Gross Charge-offs                $57,724
          Total Receipts of Principal                                      $44,968,873

          Interest Distribution Amount
               Receipts of Interest                                         $6,180,204
               Servicer Advances                                              $681,378
               Reimbursement of Previous Servicer Advances                          $0
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                      $23,682
               Net Investment Earnings                                         $25,768
          Total Receipts of Interest                                        $6,911,033

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $51,879,905

     Ending Receivables Outstanding                                     $1,209,298,228

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                   $87,059
     Current Period Servicer Advance                                          $681,378
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $768,437

Collection Account
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     Deposits to Collection Account                                        $51,879,905
     Withdrawals from Collection Account
          Servicing Fees                                                    $1,045,223
          Class A Noteholder Interest Distribution                          $3,455,190
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $112,791
          Regular Principal Distribution                                   $44,759,223
          Reserve Account Deposit                                           $1,920,775
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                  $586,704
     Total Distributions from Collection Account                           $51,879,905




                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
26-Aug-02                                                             31-Aug-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Sep-02                                                                     4

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Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
          Release from Reserve Account                                              $0
          Release from Collection Account                                     $586,704
     Total Excess Funds Released to the Depositor                             $586,704

Note Distribution Account
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     Amount Deposited from the Collection Account                          $48,327,204
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $48,327,204

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                       $44,759,223      $119,394,607        $143.92       38.39%
     Class A-2 Notes                                                                $0      $358,426,000          $0.00      100.00%
     Class A-3 Notes                                                                $0      $446,779,000          $0.00      100.00%
     Class A-4 Notes                                                                $0      $251,253,000          $0.00      100.00%
     Class B Notes                                                                  $0       $27,907,000          $0.00      100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                          $261,278             $0.84
     Class A-2 Notes                                                          $845,288             $2.36
     Class A-3 Notes                                                        $1,414,800             $3.17
     Class A-4 Notes                                                          $933,824             $3.72
     Class B Notes                                                            $112,791             $4.04



Carryover Shortfalls
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                                                                      Prior
                                                                      Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0             $0
     Class B Interest Carryover Shortfall                                           $0                $0             $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        55,446            54,233
     Weighted Average Remaining Term                                             49.21             48.28
     Weighted Average Annual Percentage Rate                                     6.51%             6.50%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
          Current                                                       $1,112,404,832            91.99%
          1-29 days                                                        $85,121,665             7.04%
          30-59 days                                                        $9,691,072             0.80%
          60-89 days                                                        $1,518,800             0.13%
          90-119 days                                                         $254,568             0.02%
          120-149 days                                                        $307,291             0.03%
          Total                                                         $1,209,298,228           100.00%
          Delinquent Receivables +30 days past due                         $11,771,731             0.97%

Accrued Interest Date:                                 Collection Period Ending:
26-Aug-02                                                             31-Aug-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Sep-02                                                                     4

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     Write-offs
          Gross Principal Write-Offs for Current Period                        $57,724
          Recoveries for Current Period                                        $23,682
          Net Write-Offs for Current Period                                    $34,041

          Cumulative Realized Losses                                           $61,273


     Repossessions                                                       Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                    $641,066                19
          Ending Period Repossessed Receivables Balance                     $1,212,309                38
          Principal Balance of 90+ Day Repossessed Vehicles                    $88,296                 1



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $5,748,123
     Beginning Period Amount                                                $5,748,123
     Ending Period Required Amount                                          $5,538,474
     Current Period Release                                                   $209,650
     Ending Period Amount                                                   $5,538,474
     Next Distribution Date Required Amount                                 $5,332,342

Reserve Account
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     Beginning Period Required Amount                                      $25,085,342
     Beginning Period Amount                                               $22,265,189
     Net Investment Earnings                                                   $25,768
     Current Period Deposit                                                 $1,920,775
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                         $24,185,965
     Ending Period Amount                                                  $24,185,965

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